                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                         FRONTIER FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                         FRONTIER FINANCIAL CORPORATION
                            332 S.W. EVERETT MALL WAY
                                 P. O. BOX 2215
                            EVERETT, WASHINGTON 98203

                     NOTICE OF ANNUAL MEETING OF SHAREOWNERS

     The 1999 Annual Meeting of Shareowners of Frontier Financial Corporation will be held at the Everett Golf & Country Club, 1500 - 52nd Street, Everett, Washington, on Thursday, April 15, at 7:30 p.m. for the following purposes:

               1.  To elect five (5) members to the Board of Directors; and

               2. To act on such other matters as may properly come before the meeting.

               Only shareowners of record at the close of business on March 23, 1999, are entitled to notice of and to vote at the meeting and/or any adjournment thereof.

               All shareowners are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the enclosed postage-prepaid envelope. Any shareowner attending the meeting may vote in person even if he or she returned a proxy.

                               By Order of the Board of Directors,

                               /s/ James F. Felicetty

                               James F. Felicetty
                               Secretary/Treasurer

Everett, Washington
March 23, 1999


                        PLACE AND TIME OF ANNUAL MEETING

                           EVERETT GOLF & COUNTRY CLUB
                               1500 - 52ND STREET
                               EVERETT, WASHINGTON
                            APRIL 15, 1999, 7:30 P.M.


-------------------------------------------------------------------------------
                 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,
          PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY
                IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.
-------------------------------------------------------------------------------

                         FRONTIER FINANCIAL CORPORATION

                            332 S.W. EVERETT MALL WAY
                                 P. O. BOX 2215
                            EVERETT, WASHINGTON 98203


-------------------------------------------------------------------------------
                                 PROXY STATEMENT
-------------------------------------------------------------------------------

     This Proxy Statement is furnished by the Board of Directors of Frontier Financial Corporation (the "Corporation") to the holders of common stock of the Corporation ("Common Stock") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareowners of the Corporation to be held on Thursday, April 15, 1999 at 7:30 p.m. at the Everett Golf & Country Club, 1500 - 52nd Street, Everett, Washington, and any adjournment thereof. The shares represented by the enclosed proxy will be voted in accordance with the shareowner's directions, if the proxy is duly executed and returned prior to the Annual Meeting. If no directions are specified on the proxy, it will be voted at the discretion of the proxy holders in accordance with the recommendations of management on all matters as may properly come before the meeting or any adjournment thereof. A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later-dated proxy to the Secretary of the Corporation prior to the Annual Meeting, delivering written notice of revocation of the proxy to the Secretary of the Corporation prior to the Annual Meeting, or attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute revocation of a proxy.

     All costs of the solicitation of the proxies will be borne by the Corporation. These proxy materials, together with the 1998 Annual Report, are being mailed to shareowners on or about March 23, 1999.

-------------------------------------------------------------------------------
                             PURPOSE OF THE MEETING
-------------------------------------------------------------------------------

     At the Annual Meeting, shareowners will be asked:

     1. To elect five (5) members to the Board of Directors; and

     2. To act on such other matters as may properly come before the meeting.

-------------------------------------------------------------------------------
                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS
-------------------------------------------------------------------------------

     At March 23, 1999, the Corporation had 17,518,068 shares of Common Stock outstanding and there are no outstanding shares of any other class of stock. This total includes the shares of Common Stock issued pursuant to the 2-for-1 stock split effective March 19, 1999. Each share of Common Stock entitles the holder thereof to one vote. Only shareowners of record at the close of business on March 23, 1999, will be entitled to notice of, and to vote at, the meeting and/or any adjournment thereof.

     The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Under Washington law and the Corporation's Articles of Incorporation, if a quorum is present, a nominee for election to a position on the Board of Directors will be elected as a director if the votes cast for the nominee exceed the votes cast against the nominee and exceed the votes cast for any other nominee for that position. Abstentions and "broker non-votes" (shares held by a broker or nominee as to which a broker or nominee indicates on the proxy that it does not have the authority, either express or discretionary, to vote on a particular matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. For the election of directors, an abstention from voting and broker non-votes will have the legal effect of neither a vote for nor against the nominee. For all other matters, an abstention from voting and broker non-votes, since they are not affirmative votes, will have the same practical effect as a vote against the respective matters.

-------------------------------------------------------------------------------
                              ELECTION OF DIRECTORS
-------------------------------------------------------------------------------

     Pursuant to the Corporation's Articles of Incorporation, the Board of Directors has set the number of directors at 14. The directors are divided into three classes, with each class as nearly equal in number as possible. The members of each class serve three-year terms with one class elected annually. A director appointed to fill a vacancy or fill a position that was created by increasing the number of directors must stand for election at the next shareowners' meeting at which directors are elected. Five (5) directors in Class 1 will be elected at the 1999 Annual Meeting of Shareowners to hold office until the Annual Meeting of Shareowners held in the year 2002, and until their successors are elected and qualified. All the nominees currently serve as directors of the Corporation and all except Michael J. Corliss have been previously elected by the shareowners. Michael J. Corliss was appointed to the Board of Directors on December 16, 1998, to fill a vacancy.


     Should any of these nominees become unavailable for any reason, which is not anticipated, the Board of Directors may, unless the Board by resolution provides for a lesser number of directors, designate substitute nominees, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee or nominees.


     Set forth below are the names of each nominee for director, the nominee's age, the year in which the nominee became a director, the nominee's principal occupation and business experience for the past 5 years, and the names of other publicly held companies for which the nominee serves as a director. The same information is provided thereafter for each director whose term of office does not expire until a later date.


              NOMINEES FOR ELECTION TO TERM EXPIRING 2002 (CLASS 1)

-----------------------------------------------------------------------------------------------------------
                                     YEAR FIRST BECAME A
    NAME                AGE             DIRECTOR                    PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------------------
Robert J. Dickson        65                1978            President and Chief Executive Officer, Frontier
                                                           Financial Corporation and Frontier Bank
-----------------------------------------------------------------------------------------------------------
Edward D. Hansen         59                1978            Mayor of the City of Everett, Washington;
                                                           President, Golf N.W.
-----------------------------------------------------------------------------------------------------------
William H. Lucas, DC     71                1978            Chiropractor
-----------------------------------------------------------------------------------------------------------
Michael J. Corliss       38                1998            Chief Executive Officer, Investco Financial
                                                           Corporation (diversified real estate company)
-----------------------------------------------------------------------------------------------------------
Darrell J. Storkson      56                1997            Owner, Evergreen Lanes
-----------------------------------------------------------------------------------------------------------

                    THE BOARD RECOMMENDS THAT THESE NOMINEES
                             BE ELECTED AS DIRECTORS


                INCUMBENT DIRECTORS, TERM EXPIRING 2000 (CLASS 2)

-----------------------------------------------------------------------------------------------------------
                                     YEAR FIRST BECAME A
    NAME                AGE             DIRECTOR                    PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Lucy DeYoung             49                1997           President, DeYoung & Company (financial investment
                                                          advisory services)
-----------------------------------------------------------------------------------------------------------

J. Donald Regan          73               1983            Retired dairyman
-----------------------------------------------------------------------------------------------------------

Roy A. Robinson          71               1978            President, Roy Robinson Chevrolet, Inc.
-----------------------------------------------------------------------------------------------------------

William J. Robinson      55               1978            Manager, Robinson Properties and Investments, LLC
                                                          (real estate management and development)
-----------------------------------------------------------------------------------------------------------

Edward C. Rubatino       68               1978            President, Rubatino Refuse Removal, Inc.
-----------------------------------------------------------------------------------------------------------

                INCUMBENT DIRECTORS, TERM EXPIRING 2001 (CLASS 3)

-----------------------------------------------------------------------------------------------------------
                                     YEAR FIRST BECAME A
    NAME                AGE             DIRECTOR                    PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
George E. Barber         56                1997            Chairman, First Western Investments, Inc.
                                                           (hospitality, retail and other real estate
                                                            investments)
-----------------------------------------------------------------------------------------------------------

David A. Dujardin        67                1978            President, Dujardin Custom Homes, Inc.
-----------------------------------------------------------------------------------------------------------

James H. Mulligan        67                1989            President, Emerald Real Estate Development, Inc.
-----------------------------------------------------------------------------------------------------------

Roger L. Rice, DDS       74                1978            Retired dentist
-----------------------------------------------------------------------------------------------------------

     The Corporation's Board of Directors, once elected by the shareowners, will also serve as the Board of Directors of Frontier Bank and FFP, Inc., which are wholly-owned subsidiaries of the Corporation.

-------------------------------------------------------------------------------
                       DIRECTORS' MEETINGS AND COMMITTEES
-------------------------------------------------------------------------------

     The Board of Directors of the Corporation held 10 meetings in 1998. However, since the Boards of Frontier Bank and the Corporation are the same, the directors at each Board meeting of Frontier Bank, of which 12 were held in 1998, review the financial records of the Corporation. Frontier Bank's Board of Directors has established certain standing committees, including the Audit Committee and Personnel Committee. Each member of the Board of Directors attended at least 75 percent of the Board and committee meetings of which they were a member.

     Audit Committee. The main functions performed by the Audit Committee include making or causing to be made suitable audits of the Corporation and its subsidiaries; reviewing with the independent public accountants the plan, scope and results of the audit engagement; reviewing the Federal Deposit Insurance Corporation and State examination reports; and reviewing the adequacy of internal accounting systems and controls. The results of the audits and recommendations are reported to the full Boards of Directors of the Corporation and Frontier Bank. The members of the Audit Committee during 1998 were Dr. Rice, Chairman of the committee, Mr. Dujardin, Mr. Novack (now deceased), Mr. Regan, Mr. Rubatino, Mr. Storkson and Ms. DeYoung. The committee held 5 meetings in 1998.

     Compensation (Personnel) Committee. The functions of the Compensation (Personnel) Committee (the "Committee") include establishment of policies with respect to the compensation of officers and employees of the Corporation and its subsidiaries. During 1998, the members of the Committee were Mr. Hansen, Chairman of the committee, Mr. Novack (now deceased), Mr. Dickson, Dr. Lucas, Mr. Mulligan, Mr. Roy Robinson and Mr. Storkson. The committee held 1 meeting in 1998.

No Nominating Committee has been established.

-------------------------------------------------------------------------------
                            COMPENSATION OF DIRECTORS
-------------------------------------------------------------------------------

     For 1998, all directors of the Corporation and Frontier Bank received an annual retainer of $20,000 for service on the Corporation's Board, and a fee of $2,000 for each Frontier Bank Board meeting attended. Directors do not receive any fees for attendance at committee meetings. The Chairman of the Board receives an additional fee of $200 for each Frontier Bank Board meeting attended.

-------------------------------------------------------------------------------
                    STOCK OWNERSHIP OF OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------

     The beneficial ownership by executive officers and directors of the Corporation's stock and the percentages of such ownership to the total amount of the Corporation's stock outstanding as of December 31, 1998, is set forth in the following table. As of March 23, 1999, there was no individual or entity known to the Corporation to be the beneficial owner of more than 5 percent of the outstanding shares of its stock.

-------------------------------------------------------------------------------
                           NUMBER OF COMMON SHARES                    PERCENTAGE OF
NAME OF BENEFICIAL OWNER   BENEFICIALLY OWNED (1)(2)                OUTSTANDING SHARES
-------------------------------------------------------------------------------
 George E. Barber               51,217(3)                                 *
-------------------------------------------------------------------------------
 Michael J. Corliss            142,099(2)(4)                              1.63%
-------------------------------------------------------------------------------
 Lucy DeYoung                      585                                    *
-------------------------------------------------------------------------------
 Robert J. Dickson **          293,817(2)(5)                              3.37%
-------------------------------------------------------------------------------
 David A. Dujardin              22,093                                    *
-------------------------------------------------------------------------------
 Edward D. Hansen              129,610(6)                                 1.49%
-------------------------------------------------------------------------------
 William H. Lucas, DC           43,222                                    *
-------------------------------------------------------------------------------
 James H. Mulligan              78,730                                    *
-------------------------------------------------------------------------------
 J. Donald Regan               101,065                                    1.16%
-------------------------------------------------------------------------------
 Roger L. Rice, DDS             77,859                                    *
-------------------------------------------------------------------------------
 Roy A. Robinson               116,801                                    1.34%
-------------------------------------------------------------------------------
 William J. Robinson           134,073                                    1.54%
-------------------------------------------------------------------------------
 Edward C. Rubatino            110,166(7)                                 1.27%
-------------------------------------------------------------------------------
 Darrell J. Storkson           126,978                                    1.46%
-------------------------------------------------------------------------------
 All  Directors and
 Executive  Officers as
 a group (16 persons)         1,439,045(2)                                16.49%
-------------------------------------------------------------------------------

--------

*    Less than 1%.

**   Mr. Dickson is the CEO and President of the Corporation.

(1) Shares have not been adjusted to reflect the 2-for-1 stock split paid on March 19, 1999.

(2) The amounts shown also include amounts of Common Stock which the following individuals have the right to acquire through the exercise of stock options. Mr. Corliss has the right to acquire 4,528 shares of Common Stock through the exercise of vested stock options that were originally granted under the Valley Bancorporation stock option plan and that were assumed by the Corporation in the December 21, 1998 merger of Valley Bancorporation with and into the Corporation. Mr. Dickson has the right to acquire 20,658 shares of Common Stock through the exercise of vested stock options granted pursuant to the Corporation's stock option plan. All executive officers and directors as a group have the right to acquire 28,912 shares of Common Stock through the exercise of vested stock options.

     In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table possess voting and/or investment power as follows:

(3) Includes 23,765 shares owned by trusts for the benefit of Mr. Barber's children, of which Mr. Barber's son is trustee and has voting and dispositive power, and 8,487 shares held by a partnership in which Mr. Barber's son is a partner.

(4) Includes 43,871 shares held by a family trust of which Mr. Corliss is trustee and has voting and dispositive power, 88,275 shares owned by Evergreen Capital Trust of which Mr. Corliss is trustee and has voting and dispositive power, and 5,425 shares held by Mr. Corliss in custody for his son.

(5) Includes 2,239 shares held in trust for Mr. Dickson's daughter of which Mr. Dickson is trustee and has voting and dispositive power, 2,302 shares held in trust for Mr. Dickson's daughter of which Mr. Dickson's spouse is trustee and has voting and dispositive power, 707 shares held in trust for Mr. Dickson's grandchild of which Mr. Dickson is trustee and has voting and dispositive power, and 152,985 shares held by a limited partnership in which Mr. Dickson and his spouse have voting and dispositive power.

(6) Includes 2,670 shares held in trust of which Mr. Hansen is trustee and has voting and dispositive power, 2,020 shares held by Mr. Hansen's spouse as separate property, 1,556 shares held in trust for Mr. Hansen's grandchild of which Mr. Hansen's spouse is trustee and has voting and dispositive power, 15,279 shares held by Mr. Hansen or Mr. Hansen's spouse in custody for a child and a grandchild, and 443 shares held directly by Mr. Hansen's grandchild.

(7) Includes 53,129 shares held in trust for family members of which Mr. Rubatino is trustee and has voting and dispositive power.

-------------------------------------------------------------------------------
                               EXECUTIVE OFFICERS
-------------------------------------------------------------------------------

     The following table shows the name of each executive officer of the Corporation, his age and the offices he holds with the Corporation and Frontier Bank. All offices are held at the discretion of the Board of Directors.

-------------------------------------------------------------------------------
  NAME                         AGE           OFFICE AND YEAR ASSUMED OFFICE
-------------------------------------------------------------------------------
 Robert J. Dickson              65      President and Chief Executive Officer of
                                        the Corporation (1983) and Frontier Bank
                                        (1978)
-------------------------------------------------------------------------------
 James F. Felicetty             54      Secretary and Treasurer of the Corporation
                                        (1983)
-------------------------------------------------------------------------------
 F. Earl Carey                  65      Vice President of the Corporation (1985)
                                        and Senior Vice President of Frontier
                                        Bank (1986)
-------------------------------------------------------------------------------

COMPENSATION OF EXECUTIVES

     The following table sets forth certain compensation information with respect to the Corporation's Chief Executive Officer for the fiscal years ended December 31, 1998, 1997 and 1996. No other executive officer of the Corporation received compensation in excess of $100,000 during the fiscal year ended December 31, 1998.

-------------------------------------------------------------------------------

                           SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------

                                                                          Long-Term
                                                                         Compensation
                              Annual Compensation                           Awards
                              -------------------                           ------
                                                                          Securities
Name and Principal                                        Other Annual    Underlying   All Other
Position               Year       Salary        Bonus    Compensation(1)   Options   Compensation
--------------------------------------------------------------------------------------------------
Robert J. Dickson      1998      $250,000       $221,313     $70,649         2,100     $6,400(2)
President and CEO      1997      $240,000       $139,612     $65,785         2,700     $4,800(2)
                       1996      $225,000       $111,416     $68,390         3,200     $4,500(2)
--------------------------------------------------------------------------------------------------

(1) Includes Board fees, amounts paid pursuant to profit sharing and purchase plans, and certain other employee benefits. Does not include earnings on prior years' contributions to retirement plans.

(2)  Represents the matching contribution to the Corporation's 401(k) plan.


OPTION GRANTS

     The following table sets forth certain information regarding options to purchase shares of the Corporation's Common Stock granted to the Corporation's Chief Executive Officer during the fiscal year ended December 31, 1998.


                        OPTION GRANTS IN LAST FISCAL YEAR

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Potential Realizable Value at
                                                                                                      Assumed Annual Rate of Stock
                                                                                                      Price Appreciation for Option
                                                                                                                  Term(2)
----------------------------------------------------------------------------------------------------------------------------------
                                 Number                  Percent of
                                  of                       Total
                               Securities                 Options
                               Underlying                 Granted to         Exercise
                                Options                   Employees in        Price(1)       Expiration
Name                            Granted                   Fiscal Year                          Date           5%         10%
----------------------------------------------------------------------------------------------------------------------------------
Robert J. Dickson                2,100                      15.2%              $46.00           12/09        $53,258     $131,178

----------------------------------------------------------------------------------------------------------------------------------

(1) The exercise price of the options is the fair market value of the Common Stock on the date of the grant.

(2) The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% or 10% set by the Securities and Exchange Commission, and therefore is not intended to represent either historical appreciation or anticipated future appreciation of the Corporation's Common Stock price.

        OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table sets forth certain information regarding options exercised during the fiscal year ended December 31, 1998, and options held as of December 31, 1998, by the Corporation's Chief Executive Officer.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

------------------------------------------------------------------------------------------------------------------------
                                                                                                            Value of
                                                                                                           Unexercised
                                                                                  Number of               in-the-Money
                                                                               Unexercised Options         Options at
                                                                              at Fiscal Year-End         Fiscal Year-End
                         Shares Acquired on                                     Exercisable/              Exercisable/
Name                        Exercise (1)            Value Realized (1)          Unexercisable             Unexercisable
------------------------------------------------------------------------------------------------------------------------
Robert J. Dickson              3,117                     $85,329                  20,658 / 0               426,429 / 0
------------------------------------------------------------------------------------------------------------------------

(1) The shares exercised were granted in 1992 at the price of the stock at that time. Any shareowners who purchased stock at that time would have the same value realized in their holdings. The value realized is based on the difference between the exercise price of the options and the value of the Corporation's Common Stock on the date of exercise and is not reduced to reflect taxes payable with respect to such amount.


--------------------------------------------------------------------------------
                  COMPENSATION (PERSONNEL) COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATIONS
--------------------------------------------------------------------------------

     The following directors were members of the Compensation (Personnel) Committee (the "Committee") during 1998, some of whom had loan transactions with Frontier Bank during the year, and had outstanding balances at year-end 1998 as follows:

                   Robert J. Dickson, President/CEO                   -0-
                   Edward D. Hansen, Director                    $596,277
                   William H. Lucas, Director                    $626,120
                   James H. Mulligan, Director                   $738,165
                   Roy A. Robinson, Director                          -0-
                   Darrell J. Storkson, Director               $6,144,380

     The only director on the Committee who is an officer of Frontier Bank is Mr. Dickson. The above directors are not compensated for attending Committee meetings.


--------------------------------------------------------------------------------
                    BOARD COMPENSATION (PERSONNEL) COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     The policy of the Compensation (Personnel) Committee (the "Committee") with respect to executive compensation is that such compensation should (a) assist the Corporation in attracting, retaining and motivating key executives, (b) align the interests of executives with the interests of shareowners, (c) reflect the Corporation's performance, and (d) reward executives for their individual performance. Executive compensation includes base salary, bonuses and stock option grants. These programs are designed to provide incentives for both short- and long-term performance.

     In setting the compensation of the Corporation's CEO and other executive officers, the Committee considers, among other things, the financial performance of the Corporation, the return to shareowners, the level of compensation paid by other similarly sized financial corporations, and individual responsibility and performance. Base salaries are reviewed on an annual basis and adjusted as the Committee determines is appropriate.

     In reviewing Mr. Dickson's performance in 1998, the Committee particularly took into consideration the Corporation's increased profits and the increase in the stock price for 1998. Additionally, Mr. Dickson negotiated and oversaw the successful consummation of the merger of Valley Bancorporation with and into the Corporation which closed on December 21, 1998. This merger added four additional offices and approximately $100 million in assets to the Corporation's franchise. Net income in 1998 reached $21.6 million, or $2.46 per fully diluted share, an increase of 16.4 percent over 1997. The value of the Corporation's Common Stock appreciated 32.3 percent in 1998, increasing in price from $37.00 per share to $45.75 per share (as adjusted to reflect the 7 percent stock dividend paid in March, 1998). The Corporation continued to maintain a quality loan portfolio and paid its 17th stock dividend to shareowners since its inception. Also for the year, total assets increased $175 million, or 18 percent, and total loans increased $161 million, or 21.9 percent. The Corporation was able to maintain a net interest margin for the year of 5.46 percent, which the Committee considered to be high compared to industry standards. Accordingly, the Committee increased Mr. Dickson's base salary by $10,000 to $250,000 and awarded him a bonus of $221,313. In addition, Mr. Dickson was awarded a stock option grant to purchase 2,100 shares of Common Stock. Mr. Dickson does not participate in deliberations of the Committee relating to his compensation.

Submitted by members of the Committee:

                                Robert J. Dickson
                                Edward D. Hansen
                              William H. Lucas, DC
                                James H. Mulligan
                                 Roy A. Robinson
                               Darrell J. Storkson


--------------------------------------------------------------------------------
                        FIVE YEAR PERFORMANCE COMPARISON
                     TOTAL CUMULATIVE RETURN TO SHAREOWNERS
--------------------------------------------------------------------------------

     The graph below provides a comparison of the cumulative shareowner returns on the Corporation's Common Stock as compared with the cumulative total return of the Nasdaq (U.S. Companies) Index and the S&P Major Regional Banks (MRB) Index.

                         FRONTIER FINANCIAL CORPORATION
                        HISTORICAL PERFORMANCE COMPARISON
                     TOTAL CUMULATIVE RETURN TO SHAREOWNERS

---------------------------------------------------------------------------------------------------
                                                  PERIOD ENDING

---------------------------------------------------------------------------------------------------
            INDEX                  12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
---------------------------------------------------------------------------------------------------
 Frontier Financial Corporation      $100      $158.40    $191.35    $225.93    $288.54    $381.74
---------------------------------------------------------------------------------------------------
 Nasdaq (U.S. Companies) Index       $100       $97.75    $138.26    $170.02    $208.58    $293.22
---------------------------------------------------------------------------------------------------
 S&P Major Regional Banks            $100       $91.17    $143.62    $196.29    $297.83    $329.55
---------------------------------------------------------------------------------------------------

     The above presentation assumes $100 was invested on December 31, 1993, in the Corporation's Common Stock, the Nasdaq (U.S. Companies) Index and the S&P Major Regional Banks Index.

-------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE REPORTING
-------------------------------------------------------------------------------

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's executive officers, directors and persons who own more than 10 percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater-than-10-percent beneficial owners are required by applicable regulations to furnish the Corporation with copies of all Section 16(a) forms they file. The Corporation is not aware of any beneficial owner of more than 10 percent of its Common Stock.

          Based solely on its review of the copies of the forms furnished to the Corporation, or representations from certain reporting persons that no filings were required, the Corporation believes that all filing requirements applicable to its officers and directors were complied with during the 1998 fiscal year, except that F. Earl Carey, an officer of the Corporation, inadvertently filed one late report involving the disposition of 1,500 shares.

--------------------------------------------------------------------------------
             MISCELLANEOUS TRANSACTIONS WITH DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

          Frontier Bank, a subsidiary of the Corporation, has, as banking customers, many of the Corporation's directors and officers, as well as the businesses with which they are associated. All loans made to such persons and entities during the past year were made in Frontier Bank's ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time of comparable transactions with other persons. These loans do not involve more than a normal risk of collectability and do not present any other unfavorable feature.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

          The Corporation's 1998 Annual Report, which contains the Corporation's financial statements, is being sent to the shareowners with this Proxy Statement and is hereby incorporated by reference in its entirety.

--------------------------------------------------------------------------------
                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

          The independent public accounting firm of Moss Adams LLP audited the Corporation's consolidated financial statements for the year 1998 and has been similarly engaged in 1999. Representatives from Moss Adams LLP are expected to be present at the Annual Meeting of shareowners, will be given an opportunity to make a statement and will be available to respond to appropriate questions.

--------------------------------------------------------------------------------
                                 OTHER BUSINESS
--------------------------------------------------------------------------------

          The Board of Directors of the Corporation is not presently aware of any other business to come before the Annual Meeting. As of the date of the preparation of this Proxy Statement, no shareowner has submitted to the Board any proposal to be acted on at the Meeting. If any matters come before the Meeting, not referred to in the enclosed Proxy, including matters incident to the conduct of the Meeting, the proxy holders will vote the shares represented by the proxies in accordance with their best judgment.

--------------------------------------------------------------------------------
                  SHAREOWNER PROPOSALS FOR 2000 ANNUAL MEETING
--------------------------------------------------------------------------------

          In order for shareowner proposals to be included in the 2000 proxy materials and considered at the 2000 Annual Meeting of Shareowners, proposals must be received by the Secretary of the Corporation at the address shown on the Notice of Annual Meeting no later than November 20, 1999.

     THE ENCLOSED PROXY SHOULD BE COMPLETED, DATED, SIGNED AND RETURNED IN THE ENCLOSED STAMPED ENVELOPE. PROMPT MAILING OF THE PROXY WILL BE APPRECIATED.

                                           By Order of the Board of Directors,


                                           /s/ James F. Felicetty

                                           James F. Felicetty, Secretary

                              --------------------

          The Corporation will furnish, without charge to any shareowner submitting a written request, a copy of the Corporation's Form 10-K Annual Report for 1998 to the Securities and Exchange Commission, including the financial statements and schedules thereto. Such written request should be addressed to: Shareowner Services, Frontier Financial Corporation, 332 S.W. Everett Mall Way, P. O. Box 2215, Everett, WA 98203.

                                      PROXY

                         FRONTIER FINANCIAL CORPORATION

                     PROXY FOR ANNUAL MEETING OF SHAREOWNERS
                          TO BE HELD ON APRIL 15, 1999
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

               The undersigned hereby appoints ROBERT J. DICKSON and J. DONALD REGAN, and each of them (with full power to act alone and to designate substitutes), proxies of the undersigned, with authority to vote and act with respect to all shares of stock of Frontier Financial Corporation which the undersigned would be entitled to vote at the Annual Meeting of Shareowners to be held on Thursday, April 15, 1999, at 7:30 p.m., local time, at the Everett Golf & Country Club, 1500 - 52nd Street, Everett, Washington, and any adjournments thereof, with all the powers the undersigned would possess if personally present, upon matters noted below and upon such other matters as may properly come before the meeting.

     (WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF YOU GIVE NO INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR PROPOSAL
1. THE DIRECTORS RECOMMEND A VOTE FOR THE NOMINEES FOR DIRECTOR.)

     The shares represented by this Proxy shall be voted as follows:

1.   Election of Directors. CLASS I (3 year term)

                                Robert J. Dickson
                                Edward D. Hansen
                              William H. Lucas, DC
                               Michael J. Corliss
                               Darrell J. Storkson

      [ ]      FOR the nominees listed above.
      [ ]      FOR the nominees listed above EXCEPT: ___________________
      [ ]      WITHHOLD AUTHORITY to vote for all nominees listed above.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

DATED:__________________, 1999


                                     ------------------------------------------
                                     Signature


                                     ------------------------------------------
                                     Signature if held jointly

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

             (PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.)